                                                               EX-99.B(d)(1)(ii)

                                   SCHEDULE A

                                                          As of November 4, 2003

                             WELLS FARGO FUNDS TRUST
                         Capped Operating Expense Ratios

                                         Capped
                                         Operating           Expiration/
Name of Fund/Class                       Expense Ratio       Renewal Date
--------------------------------------------------------------------------------
Asset Allocation
         Class A                         1.15%               January 31
         Class B                         1.90%               January 31
         Class C                         1.90%               January 31
         Institutional Class             0.90%               January 31
--------------------------------------------------------------------------------
California Limited Term Tax-Free
         Class A                         0.85%               October 31
         Class C                         1.60%               October 31
         Institutional Class             0.60%               October 31
--------------------------------------------------------------------------------
California Tax-Free
         Class A                         0.80%               October 31
         Class B                         1.55%               October 31
         Class C                         1.55%               October 31
         Institutional Class             0.55%               October 31
--------------------------------------------------------------------------------
California Tax-Free Money Market
         Class A                         0.65%               July 31
         Service Class                   0.45%               July 31
--------------------------------------------------------------------------------
California Tax-Free Money Market Trust   0.20%               July 31
--------------------------------------------------------------------------------
Cash Investment Money Market
         Administrator Class             0.35%               July 31
         Service Class                   0.50%               July 31
         Institutional Class             0.20%               July 31
--------------------------------------------------------------------------------
Colorado Tax-Free
         Class A                         0.85%               October 31
         Class B                         1.60%               October 31
         Institutional Class             0.60%               October 31
--------------------------------------------------------------------------------
Diversified Bond
         Institutional Class             0.70%               September 30
--------------------------------------------------------------------------------
Diversified Equity
         Class A                         1.25%               January 31
         Class B                         2.00%               January 31
         Class C                         2.00%               January 31
         Institutional Class             1.00%               January 31
--------------------------------------------------------------------------------
Diversified Small Cap
         Institutional Class             1.20%               January 31
--------------------------------------------------------------------------------
Equity Income
         Class A                         1.10%               January 31
         Class B                         1.85%               January 31
         Class C                         1.85%               January 31
         Institutional Class             0.85%               January 31
--------------------------------------------------------------------------------

                                         Capped
                                         Operating           Expiration/
Name of Fund/Class                       Expense Ratio       Renewal Date
--------------------------------------------------------------------------------
Equity Index
         Class A                         0.67%               January 31
         Class B                         1.41%               January 31
--------------------------------------------------------------------------------
Government Money Market
         Class A                         0.65%               July 31
         Service Class                   0.50%               July 31
         Administrator Class             0.35%               July 31
         Institutional Class             0.20%               July 31
--------------------------------------------------------------------------------
Growth Balanced
         Class A                         1.20%               January 31
         Class B                         1.95%               January 31
         Class C                         1.95%               January 31
         Institutional Class             0.95%               January 31
--------------------------------------------------------------------------------
Growth Equity
         Class A                         1.50%               January 31
         Class B                         2.25%               January 31
         Class C                         2.25%               January 31
         Institutional Class             1.25%               January 31
--------------------------------------------------------------------------------
Growth
         Class A                         1.25%               January 31
         Class B                         2.00%               January 31
         Institutional Class             1.00%               January 31
--------------------------------------------------------------------------------
High Yield Bond
         Class A                         1.15%               September 30
         Class B                         1.90%               September 30
         Class C                         1.90%               September 30
--------------------------------------------------------------------------------
Income/1/
         Class A                         1.00%               September 30
         Class B                         1.75%               September 30
         Institutional Class             0.75%               September 30
--------------------------------------------------------------------------------
Income Plus/1/
         Class A                         1.00%               September 30
         Class B                         1.75%               September 30
         Class C                         1.75%               September 30
--------------------------------------------------------------------------------
Index
         Institutional Class             0.25%               January 31
--------------------------------------------------------------------------------
Index Allocation
         Class A                         1.30%               January 31
         Class B                         2.05%               January 31
         Class C                         2.05%               January 31
--------------------------------------------------------------------------------
Inflation-Protected Bond
         Class A                         0.90%               September 30
         Class B                         1.65%               September 30
         Class C                         1.65%               September 30
         Institutional Class             0.65%               September 30
--------------------------------------------------------------------------------

----------
/1/ In connection with the Fund's investment in the High Yield Bond Fund, Funds Management has agreed to waive its advisory fee for the portion of the Fund's assets that are invested in the High Yield Bond Fund and waive additional fees and/or reimburse additional expenses to the extent necessary to maintain the Fund's capped operating expense ratio ("net OER"), including for this purpose, consistent with Section 2 of the Agreement, the Fund's attributed share of the High Yield Bond Fund's expenses.

                                         Capped
                                         Operating           Expiration/
Name of Fund/Class                       Expense Ratio       Renewal Date
--------------------------------------------------------------------------------
Intermediate Government Income
         Class A                         0.95%               September 30
         Class B                         1.70%               September 30
         Class C                         1.70%               September 30
         Institutional Class             0.70%               September 30
--------------------------------------------------------------------------------
International Equity/2/
         Class A                         1.50%               January 31
         Class B                         2.25%               January 31
         Class C                         2.25%               January 31
         Institutional Class             1.25%               January 31
--------------------------------------------------------------------------------
Large Cap Appreciation
         Class A                         1.25%               January 31
         Class B                         2.00%               January 31
         Class C                         2.00%               January 31
         Institutional Class             1.00%               January 31
--------------------------------------------------------------------------------
Large Cap Value/3/
         Class A                         1.25%               January 31
         Class B                         2.00%               January 31
         Class C                         2.00%               January 31
         Institutional Class             1.00%               January 31
--------------------------------------------------------------------------------
Large Company Growth/4/
         Class A                         1.20%               January 31
         Class B                         1.95%               January 31
         Class C                         1.95%               January 31
         Institutional Class             0.95%               January 31
--------------------------------------------------------------------------------
Limited Term Government Income
         Class A                         0.95%               September 30
         Class B                         1.70%               September 30
         Institutional Class             0.70%               September 30
--------------------------------------------------------------------------------
Liquidity Reserve Money Market
         Investor Class                  1.00%               July 31
--------------------------------------------------------------------------------
Minnesota Money Market
         Class A                         0.80%               July 31
--------------------------------------------------------------------------------
Minnesota Tax-Free
         Class A                         0.85%               October 31
         Class B                         1.60%               October 31
         Institutional Class             0.60%               October 31
--------------------------------------------------------------------------------
Moderate Balanced
         Class A                         1.15%               January 31
         Class B                         1.90%               January 31
         Class C                         1.90%               January 31
         Institutional Class             0.90%               January 31
--------------------------------------------------------------------------------
Money Market
         Class A                         0.76%               July 31
         Class B                         1.51%               July 31
--------------------------------------------------------------------------------

----------
/2/ Funds Management has extended its waiver commitment for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/3/ The Initial Commitment extends through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/4/ Funds Management has extended its waiver commitment for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

                                         Capped
                                         Operating           Expiration/
Name of Fund/Class                       Expense Ratio       Renewal Date
--------------------------------------------------------------------------------
Money Market Trust                       0.20%               July 31
--------------------------------------------------------------------------------
Montgomery Emerging Markets Focus/5/
         Class A                         1.90%               January 31
         Class B                         2.65%               January 31
         Class C                         2.65%               January 31
         Institutional Class             1.60%               January 31
--------------------------------------------------------------------------------
Montgomery Institutional Emerging
 Markets/6/
         Select Class                    1.25%               January 31
--------------------------------------------------------------------------------
Montgomery Mid Cap Growth/7/
         Class A                         1.45%               January 31
         Class B                         2.20%               January 31
         Class C                         2.20%               January 31
--------------------------------------------------------------------------------
Montgomery Short Duration Government
 Bond/8/
         Class A                         0.90%               September 30
         Class B                         1.65%               September 30
         Class C                         1.65%               September 30
         Institutional Class             0.60%               September 30
--------------------------------------------------------------------------------
Montgomery Small Cap/9/
         Class A                         1.40%               January 31
         Class B                         2.15%               January 31
         Class C                         2.15%               January 31
         Institutional Class             1.20%               January 31
--------------------------------------------------------------------------------
Montgomery Total Return Bond
         Class A                         0.90%/10/           September 30
         Class B                         1.65%/11/           September 30
         Class C                         1.65%/11/           September 30
         Institutional Class             0.70%/11/           September 30
         Select Class                    0.42%/12/           September 30
--------------------------------------------------------------------------------
National Limited Term Tax-Free
         Class A                         0.85%               October 31
         Class B                         1.60%               October 31
         Class C                         1.60%               October 31
         Institutional Class             0.60%               October 31
--------------------------------------------------------------------------------

----------
/5/ The Initial Commitment extends through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/6/ The Initial Commitment extends through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/7/ Funds Management has extended its waiver commitment shown for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/8/ The Initial Commitment extends through September 30, 2004. Thereafter, the Expiration/Renewal Date is September 30.

/9/ The Initial Commitment extends through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

/10/ Funds Management has elected to reduce the net OER for Class A, Class B and Class C shares of the Fund as shown, effective October 1, 2003. The Commitment extends through September 30, 2004. Thereafter the Expiration/Renewal Date is September 30.

/11/ The Initial Commitment extends through September 30, 2004. Thereafter, the Expiration/Renewal Date is September 30.

                                         Capped
                                         Operating           Expiration/
Name of Fund/Class                       Expense Ratio       Renewal Date
--------------------------------------------------------------------------------
National Tax-Free
         Class A                         0.85%               October 31
         Class B                         1.60%               October 31
         Class C                         1.60%               October 31
         Institutional Class             0.60%               October 31
--------------------------------------------------------------------------------
National Tax-Free Money Market
         Class A                         0.65%               July 31
         Service Class                   0.45%               July 31
         Institutional Class             0.20%               July 31
--------------------------------------------------------------------------------
National Tax-Free Money Market Trust     0.20%               July 31
--------------------------------------------------------------------------------
Nebraska Tax-Free
         Institutional Class             0.83%               October 31
--------------------------------------------------------------------------------
Outlook Today
         Class A                         1.30%               June 30
         Class B                         2.05%               June 30
         Class C                         2.05%               June 30
         Institutional Class             1.00%               June 30
--------------------------------------------------------------------------------
Outlook 2010
         Class A                         1.30%               June 30
         Class B                         2.05%               June 30
         Class C                         2.05%               June 30
         Institutional Class             1.00%               June 30
--------------------------------------------------------------------------------
Outlook 2020
         Class A                         1.30%               June 30
         Class B                         2.05%               June 30
         Class C                         2.05%               June 30
         Institutional Class             1.00%               June 30
--------------------------------------------------------------------------------
Outlook 2030
         Class A                         1.30%               June 30
         Class B                         2.05%               June 30
         Class C                         2.05%               June 30
         Institutional Class             1.00%               June 30
--------------------------------------------------------------------------------
Outlook 2040
         Class A                         1.30%               June 30
         Class B                         2.05%               June 30
         Class C                         2.05%               June 30
         Institutional Class             1.00%               June 30
--------------------------------------------------------------------------------
Overland Express Sweep                   1.25%               July 31
--------------------------------------------------------------------------------
Overseas/12/
         Class A                         1.50%               January 31
         Class B                         2.25%               January 31
         Class C                         2.25%               January 31
         Institutional Class             1.25%               January 31
--------------------------------------------------------------------------------
Prime Investment Money Market
         Service Class                   0.55%               July 31
         Institutional Class             0.20%               July 31
--------------------------------------------------------------------------------

----------
/12/ The Initial Commitment extends through January 31, 2005. Thereafter, the Expiration/Renewal Date is January 31.

                                         Capped
                                         Operating           Expiration/
Name of Fund/Class                       Expense Ratio       Renewal Date
--------------------------------------------------------------------------------
SIFE Specialized Financial Services/13/
         Class A                         1.35%               January 31
         Class B                         2.10%               January 31
         Class C                         2.10%               January 31
--------------------------------------------------------------------------------
Small Cap Growth
         Class A                         1.45%               January 31
         Class B                         2.20%               January 31
         Class C                         2.20%               January 31
         Institutional Class             1.20%               January 31
--------------------------------------------------------------------------------
Small Cap Opportunities
         Institutional Class             1.20%               January 31
--------------------------------------------------------------------------------
Small Company Growth
         Class A                         1.45%               January 31
         Class B                         2.20%               January 31
         Class C                         2.20%               January 31
         Institutional Class             1.20%               January 31
--------------------------------------------------------------------------------
Small Company Value
         Class A                         1.45%               January 31
         Class B                         2.20%               January 31
         Class C                         2.20%               January 31
         Institutional Class             1.20%               January 31
--------------------------------------------------------------------------------
Specialized Health Sciences
         Class A                         1.65%               January 31
         Class B                         2.40%               January 31
         Class C                         2.40%               January 31
--------------------------------------------------------------------------------
Specialized Technology/14/
         Class A                         1.75%               January 31
         Class B                         2.50%               January 31
         Class C                         2.50%               January 31
--------------------------------------------------------------------------------
Stable Income
         Class A                         0.90%               September 30
         Class B                         1.65%               September 30
         Class C                         1.65%               September 30
         Institutional Class             0.65%               September 30
--------------------------------------------------------------------------------
Strategic Growth Allocation
         Institutional Class             1.00%               January 31
--------------------------------------------------------------------------------
Strategic Income
         Institutional Class             0.85%               January 31
--------------------------------------------------------------------------------
Tactical Maturity Bond
         Institutional Class             0.60%               September 30
--------------------------------------------------------------------------------
Treasury Plus Money Market
         Class A                         0.65%               July 31
         Service Class                   0.50%               July 31
         Institutional Class             0.20%               July 31
--------------------------------------------------------------------------------
WealthBuilder Growth                     1.25%               September 30
--------------------------------------------------------------------------------
WealthBuilder Growth and Income          1.25%               September 30
--------------------------------------------------------------------------------
WealthBuilder Growth Balanced            1.25%               September 30
--------------------------------------------------------------------------------

----------
/13/ The Initial Commitment extends for two years from the commencement of operations of the Fund (February 24, 2004). Thereafter, the Expiration/Renewal Date is January 31.

/14/ Funds Management has extended its waiver commitment for the Fund through January 31, 2004. Thereafter, the Expiration/Renewal Date is January 31.

                                         Capped
                                         Operating           Expiration/
Name of Fund/Class                       Expense Ratio       Renewal Date
--------------------------------------------------------------------------------
100% Treasury Money Market
         Class A                         0.65%               July 31
         Service Class                   0.50%               July 31

     The above schedule of capped operating expense ratios is agreed to as of November 4, 2003.

                                            WELLS FARGO FUNDS TRUST


                                            By: /s/C. David Messman
                                                -----------------------------
                                               C. David Messman
                                               Secretary


                                            WELLS FARGO FUNDS MANAGEMENT, LLC


                                            By: /s/Stacie D. DeAngelo
                                                -----------------------------
                                              Stacie D. DeAngelo
                                              Vice President